UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 1, 2017

RMG NETWORKS HOLDING CORPORATION

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-35534	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15301 North Dallas Parkway Suite 500 Addison, TX	75001
(Address of Principal Executive Offices)	(Zip Code)

(800) 827-9666

 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.

Results of Operations and Financial Condition.

On August 3, 2017, RMG Networks Holding Corporation (the “Company”) issued a press release announcing, among other things, financial results for the quarter ended June 30, 2017 (the “Earnings Release”). A copy of the Earnings Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 3.03

Material Modifications of Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01

Other Events.

In the Earnings Release, the Company also announced that on August 1, 2017 its board of directors approved a 1-for-4 reverse stock split of its common stock. The Company expects the reverse split to become effective following the close of trading on August 14, 2017, and its common stock to begin trading on a split-adjusted basis on August 15, 2017. When the reverse stock split becomes effective, every four shares of issued and outstanding common stock of the Company will be combined into one issued and outstanding share of common stock with no change in par value per share. The reverse stock split will reduce the number of shares of the Company’s outstanding common stock from approximately 44,623,949 shares to approximately 11,155,987 million shares. No fractional shares will be issued as a result of the reverse stock split; instead, to the extent any holders of pre-reverse split shares are entitled to fractional shares as a result of the reverse stock split, the Company will issue an additional share to such holder of fractional shares. Proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise or vesting of the Company’s outstanding stock options and warrants.

Additional information on the treatment of fractional shares and other effects of the reverse stock split can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
99.1	Press release issued August 3, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 3, 2017

RMG NETWORKS HOLDING CORPORATION

By:  /s/ Robert R. Robinson

Name: Robert R. Robinson

Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued August 3, 2017.